SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2015

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction) of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11780 U.S. Highway One, Suite 600
Palm Beach Gardens, Florida 33408

(Address of principal executive offices) (Zip Code)

(561) 627-7171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition.

On July 1, 2015, Dycom Industries, Inc. (the “Company”) issued a press release updating its fiscal 2015 fourth quarter expectations. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933 (the “Securities Act”) if such subsequent filing specifically references this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On July 1, 2015, the Company issued a press release updating its fiscal 2015 fourth quarter expectations. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act if such subsequent filing specifically references this Current Report on Form 8-K.

Item 8.01 Other Events.

On July 1, 2015, the Company issued a press release announcing that its Board of Directors had authorized an additional $40 million to repurchase shares of Dycom’s outstanding common stock. The stock repurchases are authorized to be made over the next eighteen (18) months in open market or private transactions, including through accelerated share repurchase agreements with one or more counterparties from time to time. The Company has substantially completed its previously authorized share repurchases having bought $39.3 million shares out of the previously authorized $40 million. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act, including statements regarding the outlook for the Company. These statements are based on management's current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this Current Report on Form 8-K. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and include business and economic conditions and trends in the telecommunications industry affecting our customers, the adequacy of our insurance and other reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, preliminary purchase price allocations of businesses acquired, whether the Company will achieve expected benefits and synergies of acquisitions including anticipated financial and operating results, the future impact of any dispositions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, and the other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The Company does not undertake to update forward looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 1, 2015 by Dycom Industries, Inc. updating fiscal 2015 fourth quarter expectations.
99.2	Press Release dated July 1, 2015 by Dycom Industries, Inc. announcing stock repurchase program.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 1, 2015

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
	Name:	Richard B. Vilsoet
	Title:	Vice President, General Counsel and Corporate Secretary